UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

 of the Securities Exchange Act of 1934

July 31, 2025

Date of Report (Date of Earliest Event Reported)

Mallinckrodt plc

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

College Business & Technology Park, Cruiserath,
Blanchardstown, Dublin 15, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +353 1 696 0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

As reported in a Current Report on Form 8-K (the “Original Form 8-K”) filed with the U.S. Securities and Exchange Commission (the “SEC”) by Mallinckrodt plc, an Irish public limited company (the “Company” or “Mallinckrodt”), on August 1, 2025, on July 31, 2025, pursuant to the Transaction Agreement, dated as of March 13, 2025 (as amended on April 23, 2025) by and among Mallinckrodt, Endo, Inc., a Delaware corporation (which has been converted into Endo LP, a Delaware limited partnership, “Endo”) and Salvare Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Mallinckrodt, Mallinckrodt acquired Endo. Capitalized terms used but not defined in this Current Report on Form 8-K/A have the meaning given to such terms in the Original Form 8-K.

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Original Form 8-K in order to file the New Credit Agreement as Exhibit 10.1 hereto.

This Amendment should be read in connection with the Original Form 8-K, which provides a more complete description of the New Credit Agreement.

Item 1.01.	Entry Into a Material Definitive Agreement.

The disclosures set forth in Item 1.01 of the Original Form 8-K are incorporated herein by reference. The New Credit Agreement is filed as Exhibit 10.1 to this Amendment, and the description in the Original Form 8-K under Item 1.01 (and incorporated herein) is qualified in its entirety by reference to such Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1*	Credit Agreement, dated as of July 31, 2025, by and among ST 2020, Inc., as Parent, MEH, Inc., as Borrower, the lenders named therein and Wilmington Savings Fund Society, FSB, as Administrative Agent and Collateral Agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K promulgated by the SEC. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC

Date: August 1, 2025	By:	/s/ Mark Tyndall
	Name:	Mark Tyndall
	Title:	Executive Vice President and Chief Legal Officer & Corporate Secretary